UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2020

TRACON Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36818	34-2037594
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4350 La Jolla Village Drive, Suite 800 San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 550-0780 _______________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                    Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On August 26, 2020, TRACON Pharmaceuticals, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with a certain purchaser identified therein (the “Purchaser”) pursuant to which the Company agreed to issue and sell 1,170,788 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and pre-funded warrants to purchase an aggregate of 1,889,513 shares of Common Stock (the “Pre-Funded Warrants” and together with the Shares, the “Securities”) in a private placement (the “Private Placement”).  The Pre-Funded Warrants are being issued in lieu of additional Shares to result in the Purchaser, together with its affiliates, beneficially owning no more than 9.99% of the outstanding Common Stock immediately following the Private Placement.  The aggregate purchase price of the Securities is approximately $5.0 million. The purchase price for the Shares is $1.64 per Share (the “Share Purchase Price”) and the purchase price for the Pre-Funded Warrants is the Share Purchase Price minus $0.01 per Pre-Funded Warrant.  The Purchaser is an accredited investor. The closing of the Private Placement is expected to occur on or about August 27, 2020.

The Pre-Funded Warrants have a per share exercise price of $0.01. The Pre-Funded Warrants are exercisable for a period of seven years from the date of issuance. Each Pre-Funded Warrant also provides that the holder thereof may not exercise such Pre-Funded Warrant if the exercise would result in the holder beneficially owning more than 19.99% of the Company’s outstanding Common Stock.

Pursuant to the Purchase Agreement, the Company also agreed to file one or more registration statements with the Securities and Exchange Commission (the “SEC”) registering the resale of the Shares and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants by the Purchaser, to have all such registration statements declared effective within the timeframes set forth in the Purchase Agreement, and to keep such registration statements effective for up to three years. The Company will bear all expenses of the registration, excluding fees of legal counsel for the Purchaser.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Purchaser, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to the investors generally. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

The securities to be issued by the Company pursuant to the Purchase Agreement and to be issued upon exercise of the Pre-Funded Warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company relied and will rely on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Registration D, promulgated by the SEC, and on similar exemptions under applicable state laws.

The foregoing descriptions of the Purchase Agreement and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement (and the form of Pre-Funded Warrant attached thereto) filed as Exhibit 99.1 to this Current Report on Form 8-K.

On August 27, 2020, the Company issued a press release announcing that it had entered into the Purchase Agreement. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Statements in this report that are not strictly historical in nature are forward-looking statements. These statements include but are not limited to statements related to the expected proceeds from and timing of the closing of the Private Placement and the anticipated filing of registration statements to cover resales of the Shares and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those projected in any of such statements due to various factors, including TRACON’s ability to satisfy the conditions to closing the Private Placement. For a discussion of these and other factors, please refer to TRACON’s annual report on Form 10-K for the year ended December 31, 2019 as well as TRACON’s subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and TRACON undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above are incorporated in this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Securities Purchase Agreement, dated August 26, 2020, by and between TRACON Pharmaceuticals, Inc. and the purchaser listed on Exhibit A thereto (including the form of Pre-Funded Warrant)
99.2	Press release, dated August 27, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACON Pharmaceuticals, Inc.

Dated: August 27, 2020
	By:	/s/ Charles P. Theuer, M.D., Ph.D.
Charles P. Theuer, M.D., Ph.D.
President and Chief Executive Officer